Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
21. Income Taxes
Teekay and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are incorporated because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s U.K. and Norwegian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31, 2020 $	December 31, 2019 $
Deferred tax assets:
Vessels and equipment	17,707	1,646
Tax losses carried forward and disallowed finance costs (1)	167,179	164,009
Other	17,697	19,674
Total deferred tax assets	202,583	185,329
Deferred tax liabilities:
Vessels and equipment	1,256	22,913
Provisions	—	6,512
Other	21,232	—
Total deferred tax liabilities	22,488	29,425
Net deferred tax assets	180,095	155,904
Valuation allowance	(172,867)	(153,302)
Net deferred tax assets	7,228	2,602
(1)Substantially all of the Company's estimated net operating loss carryforwards of $838.5 million relate primarily to its U.K., Spanish, Norwegian and Luxembourg subsidiaries and, to a lesser extent, to its Australian subsidiaries. The Company had estimated disallowed finance costs in Spain and Norway of approximately $9.2 million and $15.4 million, respectively, at December 31, 2020, which are available indefinitely and 10 years, respectively, from the year the costs are incurred for offset against future taxable income in Spain and Norway, respectively. The Company's estimated tax losses in Luxembourg are available for offset against taxable future income in Luxembourg, either indefinitely for losses arising prior to 2017, or for 17 years for losses arising subsequent to 2016.

Deferred tax balances are presented in other non-current assets in the accompanying consolidated balance sheets.

The components of the provision for income tax expense are as follows:

	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Current	(11,089)	(25,563)	(17,458)
Deferred	2,101	81	(2,266)
Income tax expense	(8,988)	(25,482)	(19,724)

The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Net income (loss) before taxes	99,970	(123,504)	(38,023)
Net income (loss) not subject to taxes	141,639	(91,925)	(104,465)
Net (loss) income subject to taxes	(41,669)	(31,579)	66,442
At applicable statutory tax rates	(9,957)	(4,352)	15,177
Permanent and currency differences, adjustments to valuation allowances and uncertain tax positions	10,650	25,177	4,639
Other	8,295	4,657	(92)
Tax expense related to the year	8,988	25,482	19,724

The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities and accrued liabilities on the Company’s consolidated balance sheets:

	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Balance of unrecognized tax benefits as at January 1	62,958	40,556	31,061
Increases for positions related to the current year	19,084	5,829	9,297
Increases for positions related to prior years	16,799	19,721	5,270
Decreases for positions related to prior years	(17,021)	—	—
Settlements with tax authority	(9,372)	—	—
Decreases related to statute of limitations	(3,176)	(2,546)	(783)
Foreign exchange loss (gain)	1,466	(602)	(4,289)
Balance of unrecognized tax benefits as at December 31	70,738	62,958	40,556

Included in the Company's current income tax expense are provisions for uncertain tax positions relating to freight taxes. Freight taxes recognized for positions related to the current year will vary between years based upon changes in the trading patterns of the Company's vessels.

Interest and penalties related to freight taxes during the years ended December 31, 2020, 2019 and 2018 are included in the table above, and were approximately $19.7 million, $13.2 million, and $9.2 million, respectively. As at December 31, 2020, 2019, and 2018, total interest and penalties recognized were $39.7 million, $30.7 million, and $19.9 million respectively.

In 2020, the Company obtained further advice regarding freight taxes in a certain jurisdiction due to the uncertainty surrounding a recent tax law change and the limited transparency into the actions of the tax authority in this jurisdiction. Based on this new information and other considerations related to the future application of the tax law to past periods, the Company increased its uncertain tax liabilities for this jurisdiction for periods prior to 2020 by $9.3 million.
In addition, in 2020, the Company secured an agreement with a tax authority, which was based in part on an initiative of the tax authority in response to the COVID-19 global pandemic and included the waiver of interest and penalties on unpaid taxes. As a result, the Company reduced its freight tax liabilities for this jurisdiction by $16.3 million to $9.4 million, of which $8.5 million was paid in August 2020 with respect to open tax years up to and including 2019.

The Company does not presently anticipate that its provisions for these uncertain tax positions will significantly increase in the next 12 months; however, this is dependent on the jurisdictions in which vessel trading activity occurs. The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.